UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      February 17, 2004

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 12. Results of Operations and Financial Condition

     On February 17, 2004, Monarch Casino & Resort, Inc. (the "Company") issued a press release reporting the Company's financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Also attached hereto and incorporated by reference is Exhibit 99.2, a correction of the press release attached as Exhibit 99.1. A sentence in the first paragraph of the press release was removed from the corrected version in
Exhibit 99.2. All financial data and numbers remained unchanged from the original version.


ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

         99.1  Text of press release dated February 17, 2004.

         99.2  Corrected text of press release dated february 17, 2004.







































                                     -2-
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.


Date:    February 19, 2004                By: /s/ Ben Farahi
                                              -------------------------------
                                          Name:   Ben Farahi
                                          Title:  Chief Financial Officer,
                                                  Treasurer and Secretary












































                                     -3-
                                                                  Exhibit 99.1

                                PRESS RELEASE

   MONARCH CASINO & RESORT, INC. ANNOUNCES RECORD REVENUES AND EARNINGS FOR
           FOURTH QUARTER AND FISCAL YEAR ENDED DECEMBER 31, 2003

     RENO, NV-February 17, 2004- Monarch Casino & Resort, Inc. (Nasdaq: MCRI) (the "Company") today announced record net income, earnings per share, casino revenues, net revenues and EBITDA for the fourth quarter and fiscal year ended December 31, 2003. For the fourth quarter ended December 31, 2003, net income improved 36.4% over the fourth quarter ended December 31, 2002, increasing from $1,298,636, or $0.14 per diluted share, to $1,771,073, or $0.19 per diluted share. This fourth quarter improvement was mainly due to a 26.0% reduction in interest and stockholder guarantee fee expenses over last year's fourth quarter due to reduced debt outstanding and lower applicable interest rates, and to a lesser increase in operating expenses relative to the increase in revenues. Casino revenues increased 7.5% in the 2003 fourth quarter over the same period last year. The increase in casino revenues was mainly driven by improvements in slot machine, Keno and poker room revenues. Fourth quarter hotel revenues also grew in 2003, increasing 2.2% over the 2002 fourth quarter. Food and Beverage revenues decreased 0.5% in the 2003 fourth quarter as compared to the 2002 fourth quarter, while other revenue centers increased 2.9% over the same period. Net revenues for the quarter ended December 31, 2003, were $28,263,822, a 4.8% increase over the $26,960,916 for the same period a year earlier. EBITDA (1) for the fourth quarter of 2003 saw a 16.5% improvement over the fourth quarter of 2002, increasing from $5,293,624 to $6,165,987.

     For the fiscal year ended December 31, 2003, net income increased 11.7% to $9,605,923, or $1.02 per diluted share, as compared to $8,603,346, or $0.90 per
diluted share, for the fiscal year ended December 31, 2002.   This improvement
in net income is directly attributable to a 33.0% decrease in interest expense and related stockholder guarantee fee expenses in 2003 over 2002, which resulted from lower outstanding debt levels as well as lower applicable interest rates. The Company also reported record casino revenues of $74,955,744 for the year, an increase of 5.9% over the $70,772,939 in 2002.
The increase in casino revenues for the year was mainly attributable to increases in slot machine, Keno and poker revenues. Hotel revenues also broke Company records during fiscal year 2003, increasing 4.6% over the 2002 fiscal year results. Food and beverage (2.5%) and other (8.5%) revenue centers also improved during the fiscal year ended December 31, 2003 over the fiscal year ended December 31, 2002. The increases in all revenue centers contributed to record net revenues for the 2003 fiscal year, increasing 4.4% over the 2002 fiscal year. EBITDA (1) improved 1.8% during the year ended December 31, 2003, as compared to the same period in 2002, increasing from $27,515,903 to $28,006,847. The Company achieved record EBITDA (1) despite having incurred litigation costs associated with its recently settled lawsuit against the City of Reno and other third parties, as well as an increased gaming tax rate imposed by the State of Nevada that took effect on August 1, 2003. The Company incurred approximately $505,000 for both of these expenses in 2003, without comparable expenses in 2002.

     The Company also announced today that it expects to complete the refinancing of its bank credit facility that matures on June 30, 2004 by February 27, 2004.


                                     -4-

     John Farahi, Co-chairman and Chief Executive Officer of Monarch complimented the Atlantis team and the Company's product following the record results: "We achieved record numbers once again in a very competitive environment. I am particularly pleased with our fourth quarter results. Despite increased competition from California Native American casinos and increased gaming tax rates, our fourth quarter EBITDA (1) increased approximately 16.5% over the year 2002 fourth quarter."

     Monarch Casino & Resort, Inc. also announced today that the Company's 2004 Annual Meeting of Stockholders will be held on Wednesday, May 26, 2004, at 10:00 a.m. local time, at the Company's Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502. The record date for stockholders entitled to vote at the Annual Meeting is Thursday, April 8, 2004.

     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada. The Atlantis is the closest hotel-casino to and is directly across the street from the Reno-Sparks Convention Center, which completed a $105 million expansion and renovation in August 2002. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across the street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 37 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

     This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 which are subject to change, including, but not limited to, comments relating to (i) future operating performance and (ii) the financial benefits that may result from future operations. The actual results may differ materially from those described in any forward-looking statements. Additional information concerning potential factors that could affect the Company's financial results are included in the Company's Securities and Exchange Commission filings, which are available on the Company's web site.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com For additional information including artist renditions and photographs, visit Monarch's web site at monarchcasino.com.

(1) "EBITDA" consists of net income plus provision for income taxes, other expenses (income), and depreciation and amortization. EBITDA should not be construed as an alternative to operating income (as determined in accordance with generally accepted accounting principles) as an indicator of the Company's operating performance, or as an alternative to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) as a measure of liquidity. This item enables comparison of the Company's performance with the performance of other companies that report EBITDA, although some companies do not calculate this measure in the same manner and therefore, the measure as presented, may not be comparable to similarly titled measures presented by other companies.
                                   -5-

                MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF OPERATIONS

                                              Three Months Ended          Twelve Months Ended
                                                 December 31,                December 31,
                                              ------------------          ------------------
                                              2003          2002          2003          2002
                                          (Unaudited)   (Unaudited)
Revenues
  Casino................................ $ 18,708,204  $ 17,396,640  $ 74,955,744  $ 70,772,939
  Food and beverage.....................    8,404,880     8,444 043    34,498,613    33,646,938
  Hotel.................................    4,753,786     4,651,613    21,236,808    20,303,439
  Other.................................      964,448       937,107     4,005,426     3,690,180
                                         ------------  ------------  ------------  ------------
     Gross revenues.....................   32,831,318    31,429,403   134,696,591   128,413,496
  Less promotional allowances...........   (4,567,496)   (4,468,487)  (18,746,078)  (17,375,926)
                                         ------------  ------------  ------------  ------------
     Net revenues.......................   28,263,822    26,960,916   115,950,513   111,037,570
                                         ------------  ------------  ------------  ------------
Operating expenses
  Casino................................    7,285,897     7,331,529    29,321,060    27,690,033
  Food and beverage.....................    4,571,552     4,405,311    17,701,143    17,591,945
  Hotel.................................    1,760,480     1,644,379     6,991,581     6,543,610
  Other.................................      299,503       306,503     1,270,624     1,254,179
  Selling, general and administrative...    8,180,403     7,979,570    32,659,258    30,441,900
  Depreciation and amortization.........    2,869,044     2,599,056    10,797,494    10,320,403
                                         ------------  ------------  ------------  ------------
     Total operating expenses...........   24,966,879    24,266,348    98,741,160    93,842,070
                                         ------------  ------------  ------------  ------------
     Income from operations.............    3,296,943     2,694,568    17,209,353    17,195,500
                                         ------------  ------------  ------------  ------------
Other expense
  Interest expense......................     (363,695)     (511,810)   (1,607,840)   (2,633,917)
  Stockholder guarantee fee expense.....     (237,397)     (300,041)   (1,030,010)   (1,300,446)
  Stock transaction expense.............           -         (3,020)           -       (228,020)
                                         ------------  ------------  ------------  ------------
     Total other........................     (601,092)     (814,871)   (2,637,850)   (4,162,383)
                                         ------------  ------------  ------------  ------------
     Income (loss) before income taxes..    2,695,851     1,879,697    14,571,503    13,033,117
Provision (benefit) for income taxes....      924,778       581,061     4,965,580     4,429,771
                                         ------------  ------------  ------------  ------------
     Net income (loss).................. $  1,771,073  $  1,298,636  $  9,605,923  $  8,603,346
                                         ============  ============  ============  ============

INCOME (LOSS) PER SHARE OF COMMON STOCK
Net income (loss)
     Basic..............................    $    0.19     $    0.14     $    1.02     $    0.91
     Diluted............................    $    0.19     $    0.14     $    1.02     $    0.90
  Weighted average number of
   common shares and potential
   common shares outstanding
     Basic..............................    9,340,328     9,473,664     9,379,446     9,457,669
     Diluted............................    9,374,028     9,533,751     9,412,459     9,521,353













                                   -6-

                 MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS

                                                        December 31,
                                               ----------------------------
                                                   2003            2002
                                               ------------    ------------
ASSETS
Current assets
  Cash........................................$  9,711,310     $  9,961,484
  Receivables, net............................   2,818,727        2,724,726
  Federal income tax refund receivable........     756,698               -
  Inventories.................................   1,245,967          993,260
  Prepaid expenses............................   2,234,773        1,961,763
  Prepaid federal income tax..................          -           176,321
  Deferred income taxes.......................     542,457          492,457
                                               ------------    ------------
     Total current assets.....................  17,309,932       16,310,011
                                               ------------    ------------
Property and equipment
  Land........................................  10,339,530       10,339,530
  Land improvements...........................   3,226,913        3,191,371
  Buildings...................................  78,955,538       78,955,538
  Building improvements.......................   6,304,642        6,262,903
  Furniture and equipment.....................  63,230,354       58,086,570
                                               ------------    ------------
                                               162,056,977      156,835,912
  Less accumulated
   depreciation and amortization.............. (63,618,047)     (55,985,653)
                                              ------------      -----------
                                                98,438,930      100,850,259
                                               ------------    ------------
     Net property and equipment...............  98,438,930      100,850,259

Other assets, net.............................     128,263          319,817
                                               ------------    ------------
                                              $115,877,125     $117,480,087
                                               ============    ============

















                                   -7-

                 MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS

                                                        December 31,
                                               ----------------------------
                                                   2002            2001
                                               ------------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current maturities of long-term debt........ $ 47,184,591    $  8,279,095
  Accounts payable............................    8,407,887       6,227,124
  Accrued expenses............................    6,707,257       6,146,440
                                               ------------    ------------
     Total current liabilities................   62,299,735      20,652,659

Long-term debt, less current maturities.......           -       52,000,000
Deferred income taxes.........................    4,854,587       4,526,744

Commitments and contingencies

Stockholders' equity
  Preferred stock, $.01 par value, 10,000,000
   shares authorized; none issued.............           -               -
  Common stock, $.01 par value, 30,000,000
   shares authorized; 9,536,275 issued;
   9,436,275 outstanding......................       95,363          95,363
  Additional paid-in capital..................   17,432,635     17, 381,517
  Treasury stock, at cost....................    (1,437,614)       (202,692)
  Retained earnings...........................   32,632,419      23,026,496
                                               ------------    ------------
     Total stockholders' equity...............   48,722,803      40,300,684
                                               ------------    ------------
                                               $115,877,125    $117,480,087
                                               ============    ============


                 MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
              RECONCILIATION OF INCOME FROM OPERATIONS TO EBITDA

                                       Three Months Ended          Twelve Months Ended
                                          December 31,                December 31,
                                     ----------------------    ------------------------
                                        2003        2002           2003         2002
                                     ----------  ----------    -----------  -----------
Net income                           $1,771,073  $1,298,636    $ 9,605,923  $ 8,603,346
Adjustments:
  Provision for income taxes            924,778     581,061      4,965,580    4,429,771
  Stock transaction expense                  -        3,020              -      228,020
  Interest expense                      601,092     811,851      2,637,850    3,934,363
  Depreciation & amortization         2,869,044   2,599,056     10,797,494   10,320,403
                                     ----------  ----------    -----------  -----------
EBITDA                               $6,165,987  $5,293,624    $28,006,847  $27,515,903


                                   -8-
                                                                  Exhibit 99.2

                                PRESS RELEASE

   MONARCH CASINO & RESORT, INC. ANNOUNCES RECORD REVENUES AND EARNINGS FOR
           FOURTH QUARTER AND FISCAL YEAR ENDED DECEMBER 31, 2003

     RENO, NV-February 17, 2004- Monarch Casino & Resort, Inc. (Nasdaq: MCRI) (the "Company") today announced record net income, earnings per share, casino revenues, net revenues and EBITDA for the fourth quarter and fiscal year ended December 31, 2003. For the fourth quarter ended December 31, 2003, net income improved 36.4% over the fourth quarter ended December 31, 2002, increasing from $1,298,636, or $0.14 per diluted share, to $1,771,073, or $0.19 per diluted share. Casino revenues increased 7.5% in the 2003 fourth quarter over the same period last year. The increase in casino revenues was mainly driven by improvements in slot machine, Keno and poker room revenues. Fourth quarter hotel revenues also grew in 2003, increasing 2.2% over the 2002 fourth quarter. Food and Beverage revenues decreased 0.5% in the 2003 fourth quarter as compared to the 2002 fourth quarter, while other revenue centers increased 2.9% over the same period. Net revenues for the quarter ended December 31, 2003, were $28,263,822, a 4.8% increase over the $26,960,916 for the same period a year earlier. EBITDA (1) for the fourth quarter of 2003 saw a 16.5% improvement over the fourth quarter of 2002, increasing from $5,293,624 to $6,165,987.

     For the fiscal year ended December 31, 2003, net income increased 11.7% to $9,605,923, or $1.02 per diluted share, as compared to $8,603,346, or $0.90 per
diluted share, for the fiscal year ended December 31, 2002.   This improvement
in net income is directly attributable to a 33.0% decrease in interest expense and related stockholder guarantee fee expenses in 2003 over 2002, which resulted from lower outstanding debt levels as well as lower applicable interest rates. The Company also reported record casino revenues of $74,955,744 for the year, an increase of 5.9% over the $70,772,939 in 2002.
The increase in casino revenues for the year was mainly attributable to increases in slot machine, Keno and poker revenues. Hotel revenues also broke Company records during fiscal year 2003, increasing 4.6% over the 2002 fiscal year results. Food and beverage (2.5%) and other (8.5%) revenue centers also improved during the fiscal year ended December 31, 2003 over the fiscal year ended December 31, 2002. The increases in all revenue centers contributed to record net revenues for the 2003 fiscal year, increasing 4.4% over the 2002 fiscal year. EBITDA (1) improved 1.8% during the year ended December 31, 2003, as compared to the same period in 2002, increasing from $27,515,903 to $28,006,847. The Company achieved record EBITDA (1) despite having incurred litigation costs associated with its recently settled lawsuit against the City of Reno and other third parties, as well as an increased gaming tax rate imposed by the State of Nevada that took effect on August 1, 2003. The Company incurred approximately $505,000 for both of these expenses in 2003, without comparable expenses in 2002.

     The Company also announced today that it expects to complete the refinancing of its bank credit facility that matures on June 30, 2004 by February 27, 2004.






                                     -9-

     John Farahi, Co-chairman and Chief Executive Officer of Monarch complimented the Atlantis team and the Company's product following the record results: "We achieved record numbers once again in a very competitive environment. I am particularly pleased with our fourth quarter results. Despite increased competition from California Native American casinos and increased gaming tax rates, our fourth quarter EBITDA (1) increased approximately 16.5% over the year 2002 fourth quarter."

     Monarch Casino & Resort, Inc. also announced today that the Company's 2004 Annual Meeting of Stockholders will be held on Wednesday, May 26, 2004, at 10:00 a.m. local time, at the Company's Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502. The record date for stockholders entitled to vote at the Annual Meeting is Thursday, April 8, 2004.

     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada. The Atlantis is the closest hotel-casino to and is directly across the street from the Reno-Sparks Convention Center, which completed a $105 million expansion and renovation in August 2002. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across the street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 37 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

     This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 which are subject to change, including, but not limited to, comments relating to (i) future operating performance and (ii) the financial benefits that may result from future operations. The actual results may differ materially from those described in any forward-looking statements. Additional information concerning potential factors that could affect the Company's financial results are included in the Company's Securities and Exchange Commission filings, which are available on the Company's web site.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com For additional information including artist renditions and photographs, visit Monarch's web site at monarchcasino.com.

(1) "EBITDA" consists of net income plus provision for income taxes, other expenses (income), and depreciation and amortization. EBITDA should not be construed as an alternative to operating income (as determined in accordance with generally accepted accounting principles) as an indicator of the Company's operating performance, or as an alternative to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) as a measure of liquidity. This item enables comparison of the Company's performance with the performance of other companies that report EBITDA, although some companies do not calculate this measure in the same manner and therefore, the measure as presented, may not be comparable to similarly titled measures presented by other companies.
                                   -10-

                MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF OPERATIONS

                                              Three Months Ended          Twelve Months Ended
                                                 December 31,                December 31,
                                              ------------------          ------------------
                                              2003          2002          2003          2002
                                          (Unaudited)   (Unaudited)
Revenues
  Casino................................ $ 18,708,204  $ 17,396,640  $ 74,955,744  $ 70,772,939
  Food and beverage.....................    8,404,880     8,444 043    34,498,613    33,646,938
  Hotel.................................    4,753,786     4,651,613    21,236,808    20,303,439
  Other.................................      964,448       937,107     4,005,426     3,690,180
                                         ------------  ------------  ------------  ------------
     Gross revenues.....................   32,831,318    31,429,403   134,696,591   128,413,496
  Less promotional allowances...........   (4,567,496)   (4,468,487)  (18,746,078)  (17,375,926)
                                         ------------  ------------  ------------  ------------
     Net revenues.......................   28,263,822    26,960,916   115,950,513   111,037,570
                                         ------------  ------------  ------------  ------------
Operating expenses
  Casino................................    7,285,897     7,331,529    29,321,060    27,690,033
  Food and beverage.....................    4,571,552     4,405,311    17,701,143    17,591,945
  Hotel.................................    1,760,480     1,644,379     6,991,581     6,543,610
  Other.................................      299,503       306,503     1,270,624     1,254,179
  Selling, general and administrative...    8,180,403     7,979,570    32,659,258    30,441,900
  Depreciation and amortization.........    2,869,044     2,599,056    10,797,494    10,320,403
                                         ------------  ------------  ------------  ------------
     Total operating expenses...........   24,966,879    24,266,348    98,741,160    93,842,070
                                         ------------  ------------  ------------  ------------
     Income from operations.............    3,296,943     2,694,568    17,209,353    17,195,500
                                         ------------  ------------  ------------  ------------
Other expense
  Interest expense......................     (363,695)     (511,810)   (1,607,840)   (2,633,917)
  Stockholder guarantee fee expense.....     (237,397)     (300,041)   (1,030,010)   (1,300,446)
  Stock transaction expense.............           -         (3,020)           -       (228,020)
                                         ------------  ------------  ------------  ------------
     Total other........................     (601,092)     (814,871)   (2,637,850)   (4,162,383)
                                         ------------  ------------  ------------  ------------
     Income (loss) before income taxes..    2,695,851     1,879,697    14,571,503    13,033,117
Provision (benefit) for income taxes....      924,778       581,061     4,965,580     4,429,771
                                         ------------  ------------  ------------  ------------
     Net income (loss).................. $  1,771,073  $  1,298,636  $  9,605,923  $  8,603,346
                                         ============  ============  ============  ============

INCOME (LOSS) PER SHARE OF COMMON STOCK
Net income (loss)
     Basic..............................    $    0.19     $    0.14     $    1.02     $    0.91
     Diluted............................    $    0.19     $    0.14     $    1.02     $    0.90
  Weighted average number of
   common shares and potential
   common shares outstanding
     Basic..............................    9,340,328     9,473,664     9,379,446     9,457,669
     Diluted............................    9,374,028     9,533,751     9,412,459     9,521,353


                 MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS

                                                        December 31,
                                               ----------------------------
                                                   2003            2002
                                               ------------    ------------
ASSETS
Current assets
  Cash........................................$  9,711,310     $  9,961,484
  Receivables, net............................   2,818,727        2,724,726
  Federal income tax refund receivable........     756,698               -
  Inventories.................................   1,245,967          993,260
  Prepaid expenses............................   2,234,773        1,961,763
  Prepaid federal income tax..................          -           176,321
  Deferred income taxes.......................     542,457          492,457
                                               ------------    ------------
     Total current assets.....................  17,309,932       16,310,011
                                               ------------    ------------
Property and equipment
  Land........................................  10,339,530       10,339,530
  Land improvements...........................   3,226,913        3,191,371
  Buildings...................................  78,955,538       78,955,538
  Building improvements.......................   6,304,642        6,262,903
  Furniture and equipment.....................  63,230,354       58,086,570
                                               ------------    ------------
                                               162,056,977      156,835,912
  Less accumulated
   depreciation and amortization.............. (63,618,047)     (55,985,653)
                                              ------------      -----------
                                                98,438,930      100,850,259
                                               ------------    ------------
     Net property and equipment...............  98,438,930      100,850,259

Other assets, net.............................     128,263          319,817
                                               ------------    ------------
                                              $115,877,125     $117,480,087
                                               ============    ============

                 MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS

                                                        December 31,
                                               ----------------------------
                                                   2002            2001
                                               ------------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current maturities of long-term debt........ $ 47,184,591    $  8,279,095
  Accounts payable............................    8,407,887       6,227,124
  Accrued expenses............................    6,707,257       6,146,440
                                               ------------    ------------
     Total current liabilities................   62,299,735      20,652,659

Long-term debt, less current maturities.......           -       52,000,000
Deferred income taxes.........................    4,854,587       4,526,744

Commitments and contingencies

Stockholders' equity
  Preferred stock, $.01 par value, 10,000,000
   shares authorized; none issued.............           -               -
  Common stock, $.01 par value, 30,000,000
   shares authorized; 9,536,275 issued;
   9,436,275 outstanding......................       95,363          95,363
  Additional paid-in capital..................   17,432,635     17, 381,517
  Treasury stock, at cost....................    (1,437,614)       (202,692)
  Retained earnings...........................   32,632,419      23,026,496
                                               ------------    ------------
     Total stockholders' equity...............   48,722,803      40,300,684
                                               ------------    ------------
                                               $115,877,125    $117,480,087
                                               ============    ============


                 MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
              RECONCILIATION OF INCOME FROM OPERATIONS TO EBITDA

                                       Three Months Ended          Twelve Months Ended
                                          December 31,                December 31,
                                     ----------------------    ------------------------
                                        2003        2002           2003         2002
                                     ----------  ----------    -----------  -----------
Net income                           $1,771,073  $1,298,636    $ 9,605,923  $ 8,603,346
Adjustments:
  Provision for income taxes            924,778     581,061      4,965,580    4,429,771
  Stock transaction expense                  -        3,020              -      228,020
  Interest expense                      601,092     811,851      2,637,850    3,934,363
  Depreciation & amortization         2,869,044   2,599,056     10,797,494   10,320,403
                                     ----------  ----------    -----------  -----------
EBITDA                               $6,165,987  $5,293,624    $28,006,847  $27,515,903